SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15 (d) of

The Securities and Exchange Act or 1934

Date of Report (Date of earliest event reported) July 18, 2003

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-13696	31-1401455
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

703 Curtis Street, Middletown, Ohio	45043
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 513-425-5000

Not Applicable
(Former name or former address, if changed since last report)

Item 7.	Exhibit.

(c) Exhibit:

99.1 Press Release dated July 18, 2003

Item 9.	Regulation FD Disclosure.

On July 18, 2003, AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit No. 99.1 and incorporated by reference herein, regarding its second quarter 2003 results. This information is being furnished pursuant to Item 9—Regulation FD and Item 12—Results of Operations and Financial Condition, of Form 8-K and is being presented under Item 9 of Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Releases Nos. 33-8216 and 34-47583.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

By:	/S/ BRENDA S. HARMON
Brenda S. Harmon Secretary

Dated: July 18, 2003

AK STEEL HOLDING CORPORATION

FORM 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 18, 2003